UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
 _______________
Date of Report:  January 3, 2019
(Date of earliest event reported)
 _______________
TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1445 Ross Avenue, Suite 1400
Dallas, Texas 75202
(Address of principal executive offices, including zip code)
(469) 893-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.
The information set forth in the second paragraph under Item 7.01 of this Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective January 3, 2019, the Board of Directors of Tenet Healthcare Corporation (the “Company”) approved amendments to the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”) to implement proxy access.
Section 2.11 has been added to permit a stockholder, or group of up to 20 stockholders, owning at least 3% of the Company’s outstanding common stock continuously for at least three years, to nominate and include in the Company’s proxy materials for an annual meeting of stockholders, director nominees constituting up to the greater of two nominees or 20% of the Board of Directors, provided that the stockholder(s) and the director nominee(s) satisfy the requirements specified in the Bylaws. Proxy access will be available for stockholders beginning at the Company’s 2020 annual meeting of stockholders.
The Bylaws were also amended to make minor updates to the advance notice provisions in Section 2.10. These amendments: (1) reflect the adoption of proxy access; (2) apply certain informational requirements to affiliates, associates and other parties acting in concert with the stockholders and any beneficial owners seeking to submit nominations or other business; (3) add or amend certain defined terms; and (4) make other clarifying, conforming, and technical or non-substantive changes.
The foregoing description of the Bylaws is not complete and is qualified in its entirety by reference to the Bylaws, which are attached as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.
The Company is participating in the J.P. Morgan Healthcare Conference in San Francisco on January 8, 2019. A slide presentation of materials to be presented at the conference will be available on the investor relations section of the Company’s website, www.tenethealth.com/investors. Live webcasts of the Company’s presentation and a question and answer session with senior management may also be accessed through the website.
At the conference, the Company will confirm its expectation that the Company’s Adjusted EBITDA for the year ended December 31, 2018 will be within the Adjusted EBITDA Outlook range that was previously disclosed in the Company’s Investor Presentation for the quarter ended September 30, 2018 (the “Q3 Presentation”). The Q3 Presentation is available on the investor relations section of the Company’s website, www.tenethealth.com/investors. The investor relations website and the Q3 Presentation contain additional information and disclosures regarding the Company’s financial performance, including reconciliations between non-GAAP measures and related GAAP measures.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

3.1	Amended and Restated Bylaws of Tenet Healthcare Corporation, effective January 3, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: January 7, 2019	By:	/s/ ANTHONY SHOEMAKER
Anthony Shoemaker
Vice President, Assistant General Counsel and Corporate Secretary